Exhibit 99.1

Aspect Communications Company Overview Gary E. Barnett President and CEO James C. Reagan Executive Vice President and CFO

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K/A for the year ended December 31, 2003 and its Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, all filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward- looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date here of or to reflect the occurrence of unanticipated events.

What is a Contact Center? Every company has a call center; every company is a contact center Call Call Center Contact Contact Center

Industry Trends Require Software Solutions Voice and Data Telephony & Other Contact Applications Lines of Business Customer Choice / Empowerment Operational Efficiency / ROI More Access More Channels Efficient Communications Intelligent Interactions Workforce Management Quality Monitoring & Analytics Eliminate Redundant Point Solutions Outsourcing / Offshoring Convergence

The Aspect Contact Center Provides call routing administration Stores information for granular reporting Platform agnostic architecture facilitates a smooth transition to Voice over IP Automatic Call Distribution Aspect Call Center Uniphi Contact Center Iphinity Call Center PSTN HYBRID VoIP Aspect Products Enabling a smooth transition to next-generation networks ACD

Uses ACD information (phone number, address) to retrieve customer records Workflow and routing rules Industry standards Web services Computer Telephony Integration The Aspect Contact Center Contact Server Enterprise Contact Server Aspect Products Integrated with front and back-office systems In House CTI ACD

Enables self-service Text-to-speech Speech recognition Interactive Voice Response The Aspect Contact Center IVR Customer Self-Service Uniphi Voice Portal Aspect Products CTI ACD Interactive voice response reduces cost and improves customer experience "Confirming Flight 12, San Francisco to New York..."

The Aspect Contact Center WFM Right people, right time One-view management Real-time adherence Performance optimization IVR CTI ACD Workforce Management eWorkforce Management Iphinity WFM Aspect Products Without integrated workforce management, a contact center solution is incomplete

The Aspect Contact Center Integrated functionality across the application suite Platform agnostic operating system and applications suite ACD CTI IVR WFM Diagnostics Total System Administration Reporting & Analytics Service level alerting, root cause analysis Optimize performance, manage costs and ensure availability Key performance indicator tracking & scorecarding

9

Product Portfolio: Growth Projections

	Major Products	Market Growth 2003 - 2008[1]
ACD	• Aspect Call Center • Uniphi Contact Center • Iphinity Call Center	6%
IVR	• Customer Self-Service • Uniphi Voice Portal	6%
WFM	• eWorkforce Mang. • Iphinity Workforce Management	8%
Analysis and Reporting	• Customer DataMart • Performance Optimization	29%
CTI	• Contact Server • Enterprise Contact Server	11%

[1]Sources: Datamonitor "Contact Center Component Technology to 2008" (Product & Maintenance Revenues)
Datamonitor "Workforce Optimization Technologies in Contact Centers" (Product & Maintenance Revenues)

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ASPECT

A History of Innovation Voice ACD Workforce Management Voice and data integration Voice, email, and Web front- and back-office integration Converged voice/ data network Mid 1980s 1980s Voice Only Mid 1990s 1990s Voice and Data 2005+ 2005+ Unified Communications VoIP

Long-Term Growth Drivers Globalization / Outsourcers New Applications Enabled by Complete Architecture Voice Over IP / Technology Refresh New Lines of Business Quality Monitoring eLearning Agent Productivity

Industry Recognition

Gartner Magic Quadrant for Contact Center Infrastructure, NA, 2004	Aspect Communications positioned in the leader's quadrant of Gartner's Call Center Infrastructure Magic Quadrant, North America. (September, 2004)*
Saddletree Research The U.S. Workforce Management Software Market: 2004—2008	Paul Stockford, Saddletree's Chief Analyst estimates that, for the second year in a row, Aspect has captured the top market share spot in the U.S. Workforce Management industry with 29 percent of 2003's $167.8 million market. (November 2004)

Aspect Uniphi Connect ICCM Best of Show, August 2004	**Aspect eWorkforce Management**
ContactCenterWorld.com Members' Choice Awards *(based on customer votes)*	**Aspect Iphinity Call Center Product of the Year**
Aspect Uniphi Suite 2004 Product of the Year	* The Magic Quadrant is copyrighted September 2004 by Gartner, Inc. and is reused with permission. The Magic Quadrant is a graphical representation of a marketplace at and for a specific time period. It depicts Gartner's analysis of how certain vendors measure against criteria for that marketplace, as defined by Gartner. Gartner does not endorse any vendor, product or service depicted in the Magic Quadrant, and does not advise technology users to select only those vendors placed in the "Leaders" quadrant. The Magic Quadrant is intended solely as a research tool, and is not meant to be a specific guide to action. Gartner disclaims all warranties, express or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

13

ASPECT

Strong Operating Metrics Q2'04 Q3'04 Gross Margin 60% 59% Operating Income $16 $15 DSOs 30 32 Net Cash $172 $183 ($ in millions) Q4'04 60% $19 38 $202 EBITDA $23 $21 $27 Each of Net Cash and EBITDA shown above are non-GAAP financial measures. Management uses Net Cash to analyze the Company's total cash position minus total debt position, which provides insight into usable cash (free of encumbrance). Management believes that viewing this usable cash position is needed from a cash use planning perspective. Management of the Company uses EBITDA in monitoring and evaluating the Company's ongoing financial results and trends. We believe that investors should have the benefit of viewing the presentation in the same manner as management does in running our business operations. The presentation of the Net Cash and EBITDA numbers are not meant to be considered in isolation or as a substitute for the Company's financial results prepared in accordance with GAAP. In accordance with Regulation G, a presentation of the most directly comparable GAAP measures is contained in the next slide. Further discussion of the use of the non-GAAP financial measures is presented in the Company's 8-K filing on or about February 1, 2005. Further information is also available on Aspect's website at http://www.aspect.com/ir/index.cfm

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 14) Further discussion of the use of the non-GAAP financial measures is presented in the Company's 8-K filing on or about February 1, 2005. Further information is also available on Aspect's website at http://www.aspect.com/ir/index.cfm Cash, Cash equivalents & Short-term investments Short-term borrowings Long-term borrowings Net Cash Q2 '04 212.4 (0.1) (40.0) 172.3 Q3 '04 183.3 (0.2) (0.2) 182.9 Q4 '04 202.6 (0.1) (0.2) 202.3 Non-GAAP Net Interest Income Tax Depreciation Amortization of Goodwill & Stock Comp. Amortization of Intangible Assets Preferred Stock Dividend, Accretion & Amortization EBITDA GAAP Net Income/Loss Attributable to Common Shareholders (0.7) 2.0 1.6 5.7 5.8 0.5 2.3 0.7 0.7 2.3 23.0 27.3 12.2 15.3 ($ in millions) GAAP Non-GAAP Q2 '04 Q3 '04 Q4 '04 (0.4) 1.8 5.7 0.1 0.7 2.2 21.4 11.3 2.2 (0.4)

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 55.8 9.0 21.5 11.1 54.3 9.1 16.6 11.5 52.6 8.5 19.0 10.9 52.2 8.2 17.8 13.0 91.0 97.4 91.5 ($ in millions) Revenue Trends Software License Updates & Product Support Professional Services & Education Software License Hardware 52.0 11.1 20.7 13.0 91.2 96.8

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 East -11.9 -10.8 0.2 8.6 7.1 9.1 14 19.1 17.7 16 15.1 18.7 West 12.6 9.4 9.2 10.5 8 8.3 7.7 9 North 22.9 17.8 21.5 20.6 15 16.3 18.7 21.5 17.7 17.8 16.1 14.1 9.1 11.1 11.6 11.1 Q1'03 Q2'03 Q3'03 Q4'03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 East 53 56.5 57.3 62.1 60.8 59.8 59.4 59.6 West 8.4 10.2 15.1 19.6 19.4 17.6 16.6 19.3 Continuous Profitability $16.0 $18.7 $19.1 $17.7 ($ in millions) 62.1% 60.8% 59.8% Gross Margin Operating Income 59.4% $15.1 19.6% 19.4% 17.6% 16.6% Operating Margin 59.6% 19.3%

Why Aspect? World Class Installed Base Comprehensive, Integrated Solution Unique Architecture Based on Open Standards Platform Agnostic Leveragable Business Model ....a category leading software company ....the contact center operating system ....a unified communications story ....a VoIP and outsourcing beneficiary Aspect is... Aspect Success Factors

Appendix

Global Customer Base Over 2/3 of Fortune 50 FINANCIAL COMMUNICATIONS RANGE OF INDUSTRIES 5 of the top 7 airlines* 8 of the top 10 telecommunications companies* 7 of the top 10 commercial and savings banks* * Source: Fortune's 2004 Global Fortune 500 List

Adding Value Through Strategic Partnerships CHANNEL TECHNOLOGY CONSULTING